                                                                   EXHIBIT 10.54

                  AMENDED AND RESTATED REVOLVING NOTE

U.S. $15,000,000               Dallas, Texas                 December 21, 2001

     FOR VALUE RECEIVED, the undersigned (hereinafter, collectively, "Borrower"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of FLEET
 --------
CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), for the account of
                                                  ------
its lending office specified on the signature pages to the Loan Agreement referred to below (or, if applicable, on the signature page of the most recent Lender Addition Agreement executed by such Lender), in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000), or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender to Borrower under the Loan Agreement. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

     Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Loan Agreement. The principal amount of this Amended and Restated Revolving Note (this "Revolving Note") shall be due and
                                           --------------
payable at such times as are specified in the Loan Agreement.

     Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to Fleet Capital Corporation, a Rhode Island corporation, as Agent, at its account at Fleet National Bank (Providence, Rhode Island), ABA No.: 0115-0001-0, Account No.:
936-933-7800-00-101; Name of Account: Fleet Capital Southwest, Re: Petrocon Engineering, Inc.. The date, amount, type (i.e. Eurodollar Loan or Base Rate
Loan), interest rate and duration of LIBOR Interest Period (if applicable) of each Revolving Credit Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Note, provided, however, that failure of Lender to make such
                        --------  -------
notation or any error therein shall not in any manner affect the obligation of Borrower to repay such Revolving Credit Loans in accordance with the terms of this Revolving Note.

     This Revolving Note is the Revolving Note referred to in, and is subject to and entitled to the benefits of, that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof, by and among Borrower, Fleet Capital Corporation, as Agent, Lender and the other financial institutions from time to time a party thereto (as amended from time to time, the "Loan
                                                                 ----
Agreement"). This Revolving Note is secured by the Collateral described in the
---------
Loan Documents. The Loan Agreement, among other things, (i) provides for the making of Revolving Credit Loans by Lender to Borrower from time to time pursuant to Section 1.1 of the Loan Agreement in an aggregate outstanding amount
            -----------
not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of Borrower resulting from each such Revolving Credit

Revolving Note

Loan being evidenced by this Revolving Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Note is given in amendment, restatement, modification and increase and not in extinguishment or novation) of that certain Revolving Note, in the stated principal amount of $15,000,000, dated June 15, 1999, executed by Original Borrowers and payable to the order of Fleet.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS REVOLVING NOTE) .

              [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Dallas, Texas, on the date first above written.


                   IDS ENGINEERING, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   THERMAIRE, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   CONSTANT POWER MANUFACTURING, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   INDUSTRIAL DATA SYSTEMS, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   IDS ENGINEERING MANAGEMENT, LC

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   PETROCON ENGINEERING, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________

Revolving Note

                   TRIANGLE ENGINEERS AND CONSTRUCTORS, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________

                   PETROCON SYSTEMS, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________

                   PETROCON TECHNOLOGIES, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   PETROCON ENGINEERING OF LOUISIANA, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   R.P.M. ENGINEERING, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________


                   ALLIANCE ENGINEERING ASSOCIATES, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________

Revolving Note

                   PETROCON CONSTRUCTION RESOURCES, INC.

                   By:________________________________________________________
                   Name:______________________________________________________
                   Title:_____________________________________________________

Revolving Note

                       LOANS, MATURITIES
              AND PAYMENTS OF PRINCIPAL AND INTEREST

=====================================================================================================
                         Type of
                          Loan
Date Made,               (Eurodollar                 Duration of  Amount Paid,
Continued     Principal   Loan or                      LIBOR        Prepaid,      Unpaid
   or         Amount of  Base Rate                     Interest   Continued or   Principal  Notation
Converted      Loan       Loan)        Interest Rate   Period       Converted     Amount    Made By
=====================================================================================================
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